                                       February 28, 1997



Dear Shareholder of The Palladian-Registered Trademark- Trust:

Congratulations on your purchase of The Fulcrum Fund variable annuity and the underlying portfolios of The Palladian Trust ("Trust"). We are pleased to provide you with the Trust's 1996 Annual Report.

The Palladian Portfolios try to offer real world solutions to such important investor concerns as: (1) conflicts of interest between Portfolio Managers and Shareholders, (2) results based compensation for Portfolio Managers and (3) continual independent evaluation of each Portfolio Manager. Following is a summary of how we are addressing these important issues.

1. INVESTMENT. Each Portfolio Manager has contractually agreed to invest $1 million in their respective portfolio. This requirement attempts to better align the interests of the Portfolio Managers with each Shareholder. In effect, once the investment is made, each Portfolio Manager is managing their money along with each of the Shareholders of The Palladian Trust.

2. COMPENSATION. The Palladian portfolios try to replicate the real world in that each Portfolio Manager, after the first year of operations, is paid on an incentive fee basis or "fulcrum fee." What this means to our shareholders is that the Portfolio Managers' compensation is tied to their ability to outperform their respective benchmark. If they do so, they will earn higher than average compensation. However, if they underperform, they could potentially receive no compensation at all. What mutual fund today has this type of feature? To our knowledge, we are the first.

3. INDEPENDENT CONSULTANT. Tremont Partners is an independent investment consulting firm that will continually monitor performance, make periodic reports and recommendations about existing Portfolio Managers. This type of continual independent review will assist in maintaining the highest quality of investment managers within The Palladian Trust. In addition, Tremont's compensation is calculated in the same manner as the Portfolio Managers. Another check and balance to make sure we have the best firms managing our money.

This Annual Report contains information on the performance of the Portfolios. Enclosed are discussions by each Portfolio Manager on the performance of their respective Portfolio, as well as graphs comparing the Portfolio's performance to their benchmarks. Following these analyses are audited financial statements and a listing of the individual securities held by each Portfolio. Overall, this Annual Report should give you a comprehensive view of our performance in managing your investments.

With the decline in corporate pensions and the growing concerns about the Social Security system in conjunction with longer life expectancies, variable insurance programs offer unique tax-advantaged solutions for Americans who want to build, manage, derive income from and transfer their nest eggs. The Palladian Trust is committed to being a part of these solutions.

Thank you for your support of The Fulcrum Fund and The Palladian Trust.

Sincerely,


Matthew Stacom                              H. Michael Schwartz
Chairman                                    President
The Palladian Trust                         The Palladian Trust

                                THE VALUE PORTFOLIO &
                     THE GLOBAL INTERACTIVE / TELECOMM PORTFOLIO

    In 1996 the U.S. equity markets staged an impressive rally. Moderate economic growth, low inflation and interest rates, solid corporate profits, and strong cash flows into equities mutual funds combined to power the market's momentum. However, it was a narrow band of large capitalization companies that dominated the rally in U.S. stocks as evidenced by the divergence in the S&P 500 and the small capitalization Russell 2000.

    Several themes in your portfolio worked well including our investment in companies tied to the aircraft cycle. Meanwhile, media and communication stocks remain undervalued, as investors focused on companies with visible earnings growth.

    We anticipate 1997 will be another good year for the U.S. economy with modest economic growth at 2-2 1/2% and inflation at 3-3 1/2%. We expect long term interest rates to remain near their current level or to edge slightly higher. Using this as a backdrop, we envision a stock market that will hover in a plus or minus 10% range.

    Our focused approach to the U.S. equity market should enable us to produce value added results. There is a strong global appetite for extending product lines and distribution systems via acquisitions. At the same time, corporate managements that expect to remain independent are under pressure to surface the value of their businesses by selling underperforming divisions, spinning off assets, and repurchasing shares. The bottom line is that calendar 1997 looks like a wonderful time to be picking stocks.

GAMCO INVESTORS, INC.
MANAGER OF THE VALUE PORTFOLIO &
GLOBAL INTERACTIVE/TELECOMM PORTFOLIO

                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       IN THE VALUE PORTFOLIO AND S&P 500 INDEX

                                       [GRAPH]

 DATE          VALUE   S&P 500
 ----          -----   -------
01/31/96      10,000    10,000
02/29/96       9,990    10,093
03/31/96      10,210    10,190
04/30/96      10,250    10,340
05/31/96      10,780    10,607
06/30/96      10,840    10,647
07/31/96       9,800    10,177
08/31/96      10,060    10,391
09/30/96      11,060    10,976
10/31/96      11,160    11,279
11/30/96      11,460    12,132
12/31/96      11,513    11,891

RETURN        15.13%    18.91%

    Past performance is not predictive of future performance. Persons who invest in the Portfolio through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

    ----------
    * Portfolio's inception date

                                    S&P 500 INDEX

    Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity markets. Membership is decided upon by the Standard & Poor's 500 committee. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
            IN THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO AND S&P 500 INDEX

                                       [GRAPH]


 DATE       GLOBAL INTERACTIVE / TELECOMM      S&P 500
 ----       -----------------------------      -------
01/31/96                           10,000       10,000
02/29/96                            9,970       10,093
03/31/96                            9,950       10,190
04/30/96                           10,140       10,340
05/31/96                            9,980       10,607
06/30/96                            9,720       10,647
07/31/96                            8,890       10,177
08/31/96                            9,170       10,391
09/30/96                           10,030       10,976
10/31/96                            9,890       11,279
11/30/96                           10,190       12,132
12/31/96                           10,048       11,891

RETURN                              0.48%       18.91%

    Past performance is not predictive of future performance. Persons who invest in the Portfolio through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

    ----------
    * Portfolio's inception date


                                    S&P 500 INDEX

    Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity markets. Membership is decided upon by the Standard & Poor's 500 committee. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                                 THE GROWTH PORTFOLIO

    The U.S. equity market in 1996 continued to benefit from quiescent inflation, stable economic growth and attractive real rates of return compared with most other industrialized nations. As a result, the stock market was buoyed by vigorous investment from overseas. One result of this flow of funds was superior relative performance by larger capitalization, visible, listed securities.

    From an industry point of view, the most successful area of investment was financial services, which at year-end 1996 accounted for 11.5% of the portfolio. A combination of lower loan loss provisions, stable margins and industry consolidation were all helpful. Less successful were investments in the retail industry (8.6% of the portfolio at December 31). Pricing pressures in the office products sector of retailing caused investor concern about margin erosion. To date, there is little evidence that earnings will actually be meaningfully hampered, but valuations have fallen. Health care was an area of strong outperformance. However, the portfolio was somewhat underrepresented in this group, which accounted for only 6.7% of the portfolio at year-end. We had been concerned that the strong dollar might dampen investor enthusiasm for the multinational drug stocks, but we were proven wrong. Apparently the appetite for predictable, large cap growth stocks outweighed, at least for a time, worries about currency and its impact on future earnings.

    One area which we avoided was natural resources. On the one hand, these companies typically do not fit our growth profile. Further, our conviction that inflationary pressures would remain benign caused us to be particularly wary of commodity related industries. While we believe this strategy was generally correct, it did not serve us well in the case of the oil industry. This was an area that performed well, and our token exposure of only 1.9% of the portfolio hurt relative performance. Our exposure to technology was quite large at year-end, accounting for more than 20% of total assets, though there was considerable diversification within the broad sector. Emerging pricing pressure in the hub and router markets caused stocks like Cisco and Cabletron (both of which have been sold) to perform poorly in the fourth quarter.

    Going forward, the relative performance of smaller capitalization growth stocks will improve versus the more widely recognized giants whose stock prices already reflect their growth prospects. The timing of this sea change is impossible to pinpoint. One plausible scenario would be that the smaller cap universe will begin to outperform in anticipation of comparatively stronger second quarter profit growth. Such superior profitability would reflect the adverse impact of a rising dollar on multinational giants, a factor which will be its most powerful by mid-1997.

STONEHILL CAPITAL MANAGEMENT, INC.
MANAGER OF THE GROWTH PORTFOLIO

                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                      IN THE GROWTH PORTFOLIO AND S&P 500 INDEX

                                       [GRAPH]

 DATE         GROWTH    S&P 500
 ----         ------    -------
01/31/96      10,000     10,000
02/29/96      11,520     10,093
03/31/96      10,170     10,190
04/30/96      10,840     10,340
05/31/96      10,800     10,607
06/30/96       9,410     10,647
07/31/96       8,240     10,177
08/31/96       8,470     10,391
09/30/96      11,420     10,976
10/31/96      10,680     11,279
11/30/96      11,210     12,132
12/31/96      10,840     11,891

RETURN         8.40%     18.91%

    Past performance is not predictive of future performance. Persons who invest in the Portfolio through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

    ----------
    * Portfolio's inception date


                                    S&P 500 INDEX

    Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity markets. Membership is decided upon by the Standard & Poor's 500 committee. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                          THE INTERNATIONAL GROWTH PORTFOLIO

     Overall, 1996 was another successful year for investors as many of the global equity markets continued to reach new highs. Low inflation coupled with solid economic growth provided a favorable backdrop for stocks around the world, which was especially apparent in the more developed financial market of the United States and Europe.

    The European markets displayed strong performance as tighter fiscal policies fueled a lower interest rate environment. Growing optimism concerning economic and monetary union, as well as genuine progress towards corporate restructuring and cost rationalization, bolstered investor confidence in European competitiveness. Yet most of Continental Europe has struggled with high unemployment and anemic economic activity, supporting a relaxed monetary stance by the Central Banks. Given this scenario, we are generally constructive on the overall investment climate throughout the region looking into 1997. In particular, we are excited by the steadily expanding universe of new investment ideas, created as rapidly growing, small to medium-sized companies tap the resources of the European equity markets. With diligent study and research, this trend should provide a wealth of opportunities for those of us focused on international stocks with a smaller market capitalization.

    In the Asia Pacific region, the environment was markedly more difficult. Japan continued to be plagued by fiscal woes and languishing growth, and has yet to confront the numerous structural problems inherent in its economy. Despite its underperformance, we still do not feel that valuations in the Japanese market are yet compelling enough to warrant significant investment. Meanwhile, in the emerging markets of the Pacific Rim, prospects of slowing export growth and rising deficits have sparked investor concern. Thailand has been embroiled with mounting issues on the economic, social, and political front; Singapore has fallen victim to the weak demand for electronics around the world. A rare bright spot in the region has been Hong Kong, where worries regarding the July 1997 transition to China seem to be abating, causing investors to focus on the earnings-driven recovery and easing economic policies of the Chinese government. We continue to find some very good companies in the Asian region trading at attractive valuations---ever mindful, however, that the Asian markets are quite susceptible to the volatility of US interest rates and currency.

    Given current valuations and market conditions around the globe, it is especially important to remain highly selective in evaluating investment opportunities. We continue to believe strongly that investment in significantly undervalued business franchises with solid profitability, defensible market positions, and capable management teams, will prove to be very rewarding, regardless of geography or prevailing macroeconomic issues.

BEE & ASSOCIATES, INC.
MANAGER OF THE INTERNATIONAL GROWTH PORTFOLIO

                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
         IN THE INTERNATIONAL GROWTH PORTFOLIO AND MORGAN STANLEY EAFE INDEX
              CAPITAL INTERNATIONAL -- EUROPE, AUSTRALIA, FAR EAST INDEX

                                       [GRAPH]

 DATE       INTL. GROWTH     EAFE
 ----       ------------     ----
03/25/96          10,000   10,000
03/31/96           9,990    9,892
04/30/96           9,280   10,355
05/31/96           7,960   10,151
06/30/96           7,270   10,195
07/31/96           6,300    9,884
08/31/96           5,520    9,892
09/30/96           9,810   10,141
10/31/96          10,180   10,024
11/30/96          10,600   10,409
12/31/96          10,513   10,262

RETURN             5.13%    2.62%

    Past performance is not predictive of future performance. Persons who invest in the Portfolio through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

    ----------
    * Portfolio's inception date


                       MORGAN STANLEY CAPITAL INTERNATIONAL --
                          EUROPE, AUSTRALIA, FAR EAST INDEX

    The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 18 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                        THE GLOBAL STRATEGIC INCOME PORTFOLIO

    Global financial market and real economic conditions created the ideal environment for a further decline in bond yields. The bias to US, German and Japanese monetary policy was perceived as benign and accommodative; conversely, the bias to fiscal policy was seen as uniformly restrictive. Global inflation remained quiescent despite a modest rise in commodity prices.

    Economic activity during the fourth quarter was generally weaker than expected and seemed to assure the prolongation of a low interest rate environment; both bond and equity markets were beneficiaries. US Treasury bond yields declined 40 basis points as expectations of firmer monetary policy were priced out of the market; a major factor was weak consumption data at the beginning of the quarter. Canadian and Australian bond markets followed suit and spreads contracted to reflect relatively weaker growth.

    The Bundesbank maintained open market rates at 3% in the context of sluggish production data and a sense that the fiscal requirements of European monetary union would impede growth during 1997. As a result German bond yields fell up to 30 basis points. Other European yields declined further as the Italian, Spanish and Swedish central banks all reduced official short interest rates. Only the Bank of England approved tightening in monetary policy as the Base Rate was raised 25 basis points to reflect GDP growth of above 3% and consumption growth well in excess of 4%. Gilt yields rose in tandem. Prospects for fiscal contraction in 1997 dominated the Japanese financial markets. Bond yields stayed at very low levels because short rates were expected to remain static at least until the end of 1997.

    Currencies remained in a low volatility environment during the fourth quarter but there were more pronounced trends than was the case during the third quarter. The currencies of low-interest rate economies depreciated. The Japanese yen declined 4% and the Swiss franc declined 7% against the US dollar in the face of sub-1% money market rates and stagnant domestic economies. Both the Bank of Japan and the Swiss National Bank appeared to encourage weaker trade-weighted exchange rates. Within Europe, higher yielding currencies remained stable against the deutschmark as several central banks reduced official rates, but the Bundesbank did not. Sterling, the only major non-exchange rate mechanism European currency following the re-entry of the Italian lira, appreciated sharply as the market anticipated higher short rates, strong domestic demand and a firm export sector at least until the end of the quarter. Investors also believed that probable non-participation in monetary union reduced the fiscal drag upon the UK economy. The US dollar continued to appreciate against the yen and the deutschmark, benefiting partly by default, but also upon the view that the US economy was likely to be the strongest of the "big three."

    Looking forward into 1997, we have a bias toward underweighting the US Treasury market. Fourth quarter economic growth was stronger than expected and the Federal Reserve appears set to persist with an asymmetric bias to monetary policy. There have also been some glimmerings of inflationary pressure within the labour market. Growth, inflation and job creation for 1996 all surpassed the Federal Reserve's forecasts for 1996.

    In our foreign exchange positions we have a bias toward overweighting the US dollar and the higher yielding European currencies. As long as the trade account does not deteriorate, the US dollar should benefit from relatively stronger growth in North America than in Europe or the Far East. Neither the Bundesbank nor the Bank of Japan has exhibited much interest in stronger currencies at present and both may prefer steady to weak currencies to further easing in interest rates. We expect the Spanish peseta to continue to outperform the deutschmark and the Swiss franc based on the interest rate differential and very limited scope for depreciation.

FISCHER FRANCIS TREES & WATTS, INC.
MANAGER OF THE GLOBAL STRATEGIC INCOME PORTFOLIO

                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN THE GLOBAL STRATEGIC INCOME PORTFOLIO AND
                  J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX, UNHEDGED

                                       [GRAPH]

 Date    Global Strategic Income   JP Morgan Govt. Bond
01/31/96                  10,000                 10,000
02/29/96                   9,840                  9,942
03/31/96                   9,750                  9,926
04/30/96                   9,550                  9,889
05/31/96                   9,450                  9,900
06/30/96                   9,420                  9,986
07/31/96                   9,500                 10,170
08/31/96                   9,440                 10,212
09/30/96                   9,950                 10,269
10/31/96                  10,050                 10,472
11/30/96                  10,120                 10,622
12/31/96                  10,044                 10,548

Return                     0.44%                  5.48%

    Past performance is not predictive of future performance. Persons who invest in the Portfolio through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

    * Portfolio's inception date


             J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX, UNHEDGED

    Weighted by market capitalization and is comprised of 424 bonds with maturities greater than one year in over 13 countries. Foreign currencies are converted into dollars at spot rates which gives the index exposure to both bond and currency markets.

                            THE PALLADIAN TRUST
                   STATEMENTS OF ASSETS AND LIABILITIES
                  FOR THE PERIOD ENDED DECEMBER 31, 1996


                                                                                                           GLOBAL         GLOBAL
                                                                                         INTERNATIONAL   STRATEGIC     INTERACTIVE /
                                                               VALUE         GROWTH          GROWTH        INCOME        TELECOMM
                                                            PORTFOLIO *    PORTFOLIO *    PORTFOLIO **   PORTFOLIO *    PORTFOLIO *
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  At identified cost . . . . . . . . . . . . . . . . . .     $651,443       $111,691        $53,749       $820,322       $400,284
                                                             --------       --------      ---------     ----------       --------
                                                             --------       --------      ---------     ----------       --------
  At value . . . . . . . . . . . . . . . . . . . . . . .     $703,419       $120,181        $56,843       $795,873       $403,225

Cash . . . . . . . . . . . . . . . . . . . . . . . . . .      133,546              0          4,532        323,889        139,371
Receivables:
  Interest and dividends . . . . . . . . . . . . . . . .        1,434             62             27         19,492            846
  Investments sold . . . . . . . . . . . . . . . . . . .            0              0         18,218         83,908              0
  Forward foreign exchange contracts to buy  . . . . . .         ----           ----           ----        415,657           ----
  Forward foreign exchange contracts to sell . . . . . .         ----           ----           ----        177,916           ----
  Expense reimbursements . . . . . . . . . . . . . . . .       40,166         26,018         23,053         46,749         33,568
  Capital contribution from advisor. . . . . . . . . . .       51,907         49,230         34,947         52,077         40,662
Unamortized organization costs . . . . . . . . . . . . .       19,434         19,434         20,074         19,434         19,434
                                                             --------       --------      ---------     ----------       --------
  Total Assets . . . . . . . . . . . . . . . . . . . . .     $949,906       $214,925       $157,694     $1,934,995       $637,106
                                                             --------       --------      ---------     ----------       --------
LIABILITIES
Payables:
  Investments purchased. . . . . . . . . . . . . . . . .           $0             $0         $7,265       $185,081             $0
  Due custodian. . . . . . . . . . . . . . . . . . . . .         ----          7,635           ----           ----           ----
  Forward foreign exchange contracts to buy  . . . . . .         ----           ----           ----        417,104           ----
  Forward foreign exchange contracts to sell . . . . . .         ----           ----           ----        177,558           ----
  Shares of beneficial interest purchased. . . . . . . .          438            217            152             84            144
  Accrued expenses . . . . . . . . . . . . . . . . . . .       49,137         58,669         52,890         48,470         42,647
                                                             --------       --------      ---------     ----------       --------
  Total Liabilities. . . . . . . . . . . . . . . . . . .      $49,575        $66,521        $60,307       $828,297        $42,791
                                                             --------       --------      ---------     ----------       --------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .     $900,331       $148,404        $97,387     $1,106,698       $594,315
                                                             --------       --------      ---------     ----------       --------
                                                             --------       --------      ---------     ----------       --------
NET ASSETS CONSIST OF:
Undistributed net investment income / (loss) . . . . . .           $0             $0             $0             $0             $0

Unrealized appreciation (depreciation)
  of investments . . . . . . . . . . . . . . . . . . . .       51,976          8,490          3,250        (36,223)         2,939
Accumulated net realized gain / (loss) . . . . . . . . .            0         (6,592)             0              0              0
Capital shares at par value. . . . . . . . . . . . . . .      848,355        146,506         94,137      1,142,921        591,376
                                                             --------       --------      ---------     ----------       --------
  Total Net Assets . . . . . . . . . . . . . . . . . . .     $900,331       $148,404        $97,387     $1,106,698       $594,315
                                                             --------       --------      ---------     ----------       --------
                                                             --------       --------      ---------     ----------       --------
  Shares of beneficial interest outstanding  . . . . . .       82,761         13,690          9,431        110,919         59,414
                                                             --------       --------      ---------     ----------       --------
                                                             --------       --------      ---------     ----------       --------
NET ASSET  VALUE, offering price and redemption
  price per share of beneficial interest outstanding . .       $10.88         $10.84         $10.33          $9.98         $10.00
                                                             --------       --------      ---------     ----------       --------
                                                             --------       --------      ---------     ----------       --------


    *  COMMENCEMENT OF OPERATIONS FEBRUARY 1, 1996
    ** COMMENCEMENT OF OPERATIONS MARCH 26, 1996

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            THE PALLADIAN TRUST
                         STATEMENTS OF OPERATIONS
                  FOR THE PERIOD ENDED DECEMBER 31, 1996


                                                                                                           GLOBAL         GLOBAL
                                                                                         INTERNATIONAL   STRATEGIC     INTERACTIVE /
                                                               VALUE         GROWTH          GROWTH        INCOME        TELECOMM
                                                            PORTFOLIO *    PORTFOLIO *    PORTFOLIO **   PORTFOLIO *    PORTFOLIO *
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (Net of foreign withholding taxes
  of $11, $59  and $138 for the Value,
  International Growth and Global
  Interactive / Telecomm) portfolio. . . . . . . . . . .       $8,105            $96           $568             $0         $4,984
Interest . . . . . . . . . . . . . . . . . . . . . . . .        2,746          1,696            470         49,636          2,370
                                                             --------       --------      ---------     ----------       --------
  Total Investment Income  . . . . . . . . . . . . . . .      $10,851         $1,792         $1,038        $49,636         $7,354

EXPENSES
Amortization of organization costs . . . . . . . . . . .       $4,204         $4,204         $3,563         $4,204         $4,204
Auditing fees. . . . . . . . . . . . . . . . . . . . . .       19,815          2,581          1,403         27,903         14,898
Custodian fees . . . . . . . . . . . . . . . . . . . . .        5,846          7,597          6,455          7,634          5,240
Insurance  . . . . . . . . . . . . . . . . . . . . . . .        4,007          4,007          4,007          4,007          4,007
Legal fees . . . . . . . . . . . . . . . . . . . . . . .       11,938          1,555            845         16,810          8,976
Management & advisory fees . . . . . . . . . . . . . . .        5,158            646            336          7,622          3,991
Other. . . . . . . . . . . . . . . . . . . . . . . . . .          466             62             33            656            351
Portfolio accounting fees  . . . . . . . . . . . . . . .       35,000         35,000         35,000         35,000         35,000
Registration & filing fees . . . . . . . . . . . . . . .        4,314            562            305          6,075          3,243
Shareholders' expenses . . . . . . . . . . . . . . . . .           33              4              2             47             25
Trustees' fees and expenses. . . . . . . . . . . . . . .        4,954            645            351          6,976          3,725
                                                             --------       --------      ---------     ----------       --------
  Total Expenses . . . . . . . . . . . . . . . . . . . .      $95,735        $56,863        $52,300       $116,934        $83,660

Less expense reimbursements. . . . . . . . . . . . . . .       40,166         26,018         23,053         46,749         33,568
                                                             --------       --------      ---------     ----------       --------
  Net Expenses . . . . . . . . . . . . . . . . . . . . .       55,569         30,845         29,247         70,185         50,092
                                                             --------       --------      ---------     ----------       --------
NET INVESTMENT LOSS. . . . . . . . . . . . . . . . . . .     ($44,718)      ($29,053)      ($28,209)      ($20,549)      ($42,738)
                                                             --------       --------      ---------     ----------       --------

REALIZED AND UNREALIZED GAIN /
   (LOSS) ON INVESTMENTS:
Net realized gain / (loss) from:
  Security transactions  . . . . . . . . . . . . . . . .      $49,534        ($6,592)        $1,042         $1,082         $2,887
  Forward foreign exchange contracts . . . . . . . . . .         ----           ----            783          6,032           ----
  Forward currency transactions. . . . . . . . . . . . .         ----           ----           (123)           (17)          ----

Net change in unrealized appreciation / (depreciation) on:
  Security transactions  . . . . . . . . . . . . . . . .      $51,976         $8,490         $3,249       ($24,448)        $2,940
  Forward foreign exchange contracts . . . . . . . . . .            0              0              0         (1,089)             0
  Forward currency transactions. . . . . . . . . . . . .            0              0              0        (10,686)            (1)

Net realized and unrealized gain / (loss) on investments     $101,510         $1,898         $4,951       ($29,126)        $5,826
                                                             --------       --------      ---------     ----------       --------
NET INCREASE / (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  . . . . . . . . . . . . . .      $56,792       ($27,155)      ($23,258)      ($49,675)      ($36,912)
                                                             --------       --------      ---------     ----------       --------
                                                             --------       --------      ---------     ----------       --------



    *  COMMENCEMENT OF OPERATIONS FEBRUARY 1, 1996
    ** COMMENCEMENT OF OPERATIONS MARCH 26, 1996

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            THE PALLADIAN TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 1996


                                                                                                           GLOBAL         GLOBAL
                                                                                         INTERNATIONAL   STRATEGIC     INTERACTIVE /
                                                               VALUE         GROWTH          GROWTH        INCOME        TELECOMM
                                                            PORTFOLIO *    PORTFOLIO *    PORTFOLIO **   PORTFOLIO *    PORTFOLIO *
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/ (loss). . . . . . . . . . . . . .     ($44,718)      ($29,053)      ($28,209)      ($20,549)      ($42,738)

Net realized gain / (loss) on securities,
  forward foreign exchange contracts and
  foreign currency transactions. . . . . . . . . . . . .       49,534         (6,592)         1,702          7,097          2,887

Net unrealized gain / (loss) on securities,
  forward foreign exchange contracts and
  other assets and liabilities denominated
  in foreign currencies. . . . . . . . . . . . . . . . .       51,976          8,490          3,249        (36,223)         2,939
                                                             --------       --------      ---------     ----------       --------
Net increase / (decrease) in net assets
  resulting from operations. . . . . . . . . . . . . . .      $56,792       ($27,155)      ($23,258)      ($49,675)      ($36,912)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income  . . . . . . . . . . . . . . . .           $0             $0             $0             $0             $0
  Distribution from capital. . . . . . . . . . . . . . .      (49,534)             0         (1,702)        (7,097)        (2,887)

SHARE TRANSACTIONS:
  Net proceeds from sales of shares. . . . . . . . . . .     $783,945       $140,698        $83,446     $1,387,995       $586,289
  Issued to shareholders in
  reinvestment of dividends. . . . . . . . . . . . . . .      $49,532             $0         $1,702         $7,098         $2,886
  Cost of shares repurchased . . . . . . . . . . . . . .      ($2,310)      ($24,370)       ($7,748)     ($333,700)       ($5,723)

NET INCREASE / (DECREASE)
  FROM SHARES OF BENEFICIAL
  INTEREST TRANSACTIONS. . . . . . . . . . . . . . . . .     $831,167       $116,328        $77,400     $1,061,393       $583,452
                                                             --------       --------      ---------     ----------       --------
CAPITAL CONTRIBUTION FROM ADVISOR. . . . . . . . . . . .       51,906         49,231         34,947         52,077         40,662

Net increase / (decrease) in net assets. . . . . . . . .      890,331        138,404         87,387      1,056,698        584,315

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . . .       10,000         10,000         10,000         50,000         10,000
                                                             --------       --------      ---------     ----------       --------
End of period. . . . . . . . . . . . . . . . . . . . . .     $900,331       $148,404        $97,387     $1,106,698       $594,315
                                                             --------       --------      ---------     ----------       --------
                                                             --------       --------      ---------     ----------       --------


    *  COMMENCEMENT OF OPERATIONS FEBRUARY 1, 1996
    ** COMMENCEMENT OF OPERATIONS MARCH 26, 1996

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            THE PALLADIAN TRUST
                           FINANCIAL HIGHLIGHTS
                   FOR THE PERIOD ENDED DECEMBER 31, 1996


                                                                                                 GLOBAL         GLOBAL
                                                                               INTERNATIONAL   STRATEGIC     INTERACTIVE /
                                                     VALUE         GROWTH          GROWTH        INCOME        TELECOMM
                                                  PORTFOLIO *    PORTFOLIO *    PORTFOLIO **   PORTFOLIO *    PORTFOLIO *
--------------------------------------------------------------------------------------------------------------------------
Net asset value, commencement
  of operations. . . . . . . . . . . . . . . .      $10.00         $10.00         $10.00         $10.00         $10.00
                                                    ------         ------         ------         ------         ------
INCOME / (LOSS) FROM INVESTMENT
  OPERATIONS:

Net investment loss 1. . . . . . . . . . . . .       (0.64)  2      (2.96)  2      (4.16)  2      (0.19)  2      (0.75)  2

Net realized and unrealized gain /
   (loss) on investments . . . . . . . . . . .        2.15           3.80           4.67           0.23           0.80
                                                    ------         ------         ------         ------         ------
Total from investment operations . . . . . . .        1.51           0.84           0.51           0.04           0.05
                                                    ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income . . . . . . . . . . . . . . . . . . .        0.00           0.00           0.00           0.00           0.00

Distributions from capital . . . . . . . . . .       (0.63)          0.00          (0.18)         (0.06)         (0.05)
                                                    ------         ------         ------         ------         ------
Total distributions  . . . . . . . . . . . . .       (0.63)          0.00          (0.18)         (0.06)         (0.05)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year . . . . . . . . .      $10.88         $10.84         $10.33          $9.98         $10.00
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
Total Return . . . . . . . . . . . . . . . . .      15.13% 2,3      8.40% 2,3      5.13% 2,3      0.44% 2,3      0.49% 2,3
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
RATIOS TO AVERAGE NET ASSETS /
  SUPPLEMENTAL DATA:

Net assets, end of reporting period. . . . . .    $900,331       $148,404        $97,387     $1,106,697       $594,315

Ratio of operating expenses to
  average net assets***. . . . . . . . . . . .       8.19%   2     34.15%   2     67.76%   2      7.37%   2      9.83%   2

Ratio of net investment loss to
  average net assets***. . . . . . . . . . . .      (6.55%)  2    (31.31%)  2    (56.37%)  2     (2.15%)  2     (8.32%)  2

Portfolio turnover rate. . . . . . . . . . . .      73.63%        580.48%        116.21%        212.36%         71.44%


    *    COMMENCEMENT OF OPERATIONS FEBRUARY 1, 1996
    **   COMMENCEMENT OF OPERATIONS MARCH 26, 1996
    ***  ANNUALIZED

--------------------------------------------------------------------------------

The table above provides condensed financial information concerning income and capital changes for one share for each portfolio of the Palladian Trust. Such information is based upon the Trust's audited financial statements.

1. This information was prepared using the average number of shares outstanding during the year.

2. These amounts reflect the impact of an expense reimbursement totaling $169,553, allocated to each portfolio following stipulated criteria (See
    Note 5). Absent the reimbursement, net investment loss per share, and the ratios of expenses and net investment loss to average net assets for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and the Global Interactive /Telecomm Portfolio shares would have been ($1.22), ($5.61), ($7.56), ($0.63) and,
    ($1.34), respectively, 14.13%, 63.54%, 126.26%, 12.30%, and 16.45%, respectively, (12.40%), (58.37%), (92.05%), (7.02%), and (14.82%),
    respectively.

3. Total return measures the change in the value of an investment for the year indicated. It includes a capital infusion totaling $228,823 (See Note 5 concerning amount allocated to each Portfolio). Absent the infusion, total return for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and Global Interactive /Telecomm Portfolio would have been 7.64%, (41.75%), (46.50%), (4.49%), and (6.68%), respectively.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            THE PALLADIAN TRUST
                            THE VALUE PORTFOLIO
                PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
            COMMON STOCKS                             78.1%
            ADVERTISING                                1.3%
    1,000   Ackerly Communications, Inc. . . . . . . . . . . . .         $11,750
                                                                        --------
            AEROSPACE & DEFENSE                        4.8%
      500   Precision Castparts Corp . . . . . . . . . . . . . .          24,812
    1,000   Gencorp, Inc . . . . . . . . . . . . . . . . . . . .          18,126
                                                                        --------
                                                                          42,938
            AUTOMOTIVE EQUIPMENT & SUPPLIES           15.9%
      600   Echlin Inc . . . . . . . . . . . . . . . . . . . . .          18,975
    1,000   Kollmorgen . . . . . . . . . . . . . . . . . . . . .          11,000
    1,000   Standard Motor Products  . . . . . . . . . . . . . .          13,875
    1,500   Wynn's International, Inc. . . . . . . . . . . . . .          47,437
    1,000   Federal-Mogul Corp . . . . . . . . . . . . . . . . .          22,000
      500   Barnes Group, Inc. . . . . . . . . . . . . . . . . .          30,000
                                                                        --------
                                                                         143,287
            BEVERAGES                                  4.3%
    1,000   Celestial Seasonings, Inc. . . . . . . . . . . . . .          19,750
      500   Seagrams.  . . . . . . . . . . . . . . . . . . . . .          19,377
                                                                        --------
                                                                          39,127
            BROADCASTING  & CABLE                      4.6%
      309   Chris-Craft Industries, Inc. . . . . . . . . . . . .          12,939
    1,000   Liberty Media Group  . . . . . . . . . . . . . . . .          28,562
                                                                        --------
                                                                          41,501
            COMMUNICATION SERVICES                     1.4%
      500   Comsat Corp. . . . . . . . . . . . . . . . . . . . .          12,312
            DEPARTMENT STORES                          1.7%
      600   Nieman Marcus Group, Inc.  . . . . . . . . . . . . .          15,300
                                                                        --------
            DIVERSIFIED                                3.3%
    1,500   Rollins, Inc . . . . . . . . . . . . . . . . . . . .          30,000
                                                                        --------
            MEDICAL EQUIPMENT                          2.3%
                                                                        --------
    1,000   Thomas Industries, Inc . . . . . . . . . . . . . . .          20,875
            GROCERY STORES                             3.1%
      300   Giant Food Inc . . . . . . . . . . . . . . . . . . .          10,350
    1,000   Bruno's Inc. . . . . . . . . . . . . . . . . . . . .          17,250
                                                                        --------
                                                                          27,600
            INDUSTRIAL INORGANIC CHEMICALS             1.3%
      500   Church & Dwight Co., Inc . . . . . . . . . . . . . .          11,437
                                                                        --------
            INDUSTRIAL EQUIPMENT & SUPPLIES            9.4%
    2,000   AMPCO - Pittsburgh Corp. . . . . . . . . . . . . . .          24,000
    2,000   Goulds Pumps . . . . . . . . . . . . . . . . . . . .          45,876
      300   Sequa Corp . . . . . . . . . . . . . . . . . . . . .          15,000
                                                                        --------
                                                                          84,876
                                                                        --------
            LABORATORY APPARATUS                       2.5%
    1,000   Ametek Inc . . . . . . . . . . . . . . . . . . . . .          22,250
                                                                        --------
            METALS & MINING                            5.2%
                                                                        --------
    1,636   Handy & Harman . . . . . . . . . . . . . . . . . . .          28,630
      500   Trinova Corp . . . . . . . . . . . . . . . . . . . .          18,187
                                                                        --------
                                                                          46,817
            NEWSPAPERS / PUBLISHING                    3.0%
      500   Lee Enterprises, Inc . . . . . . . . . . . . . . . .          11,625
      500   Media General Inc. . . . . . . . . . . . . . . . . .          15,125
                                                                        --------
                                                                          26,750
            NON-DURABLE GOODS                          3.6%
      500   Culbro Corporation . . . . . . . . . . . . . . . . .          32,437
                                                                        --------
            OIL & GAS                                  1.7%
    1,000   RPC Inc. . . . . . . . . . . . . . . . . . . . . . .          15,000
                                                                        --------
            PAPER & PLASTIC PRODUCTS                   4.1%
      500   Ferro Corp . . . . . . . . . . . . . . . . . . . . .          14,187
      800   Grief Bros. Corp . . . . . . . . . . . . . . . . . .          22,600
                                                                        --------
                                                                          36,787
                                                                        --------
            TELECOMMUNICATIONS                         4.7%
    2,000   Centennial Cellular Corp.  . . . . . . . . . . . . .          24,250
      500   Telephone & Data System. . . . . . . . . . . . . . .          18,125
                                                                        --------
                                                                          42,375

TOTAL INVESTMENTS (COST  $651,443) *                  78.1%              703,419
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET)                    21.9%              196,912
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%             $900,331
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* AGGREGATE COST FOR FEDERAL TAX PURPOSES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            THE PALLADIAN TRUST
                            THE GROWTH PORTFOLIO
                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996

                                                                          VALUE
   SHARES                                                               (NOTE 1)
   ------                                                               --------
            COMMON STOCKS                             81.0%
            BANKS & FINANCIAL SERVICES                9.33%
       50   Bank of New York - Warrants. . . . . . . . . . . . .          $3,706
      100   Charles Schwab & Co. . . . . . . . . . . . . . . . .           3,200
      200   First USA Inc. . . . . . . . . . . . . . . . . . . .           6,925
        0   Travelers, Inc . . . . . . . . . . . . . . . . . . .              14
                                                                        --------
                                                                          13,845
            CAPITAL GOODS                              7.1%
      200   Tyco Lab . . . . . . . . . . . . . . . . . . . . . .          10,575
                                                                        --------
            COMPUTERS & DATA PROCESSING                4.7%
      140   Hewlett-Packard Company  . . . . . . . . . . . . . .           7,035
            ENVIRONMENTAL SCVS.& WASTE DISPOSAL        3.6%
       80   United Waste Systems, Inc. . . . . . . . . . . . . .           2,750
       80   USA Waste Services, Inc. . . . . . . . . . . . . . .           2,550
                                                                        --------
                                                                           5,300
            HEALTHCARE                                 2.8%
      100   Coherent, Inc. . . . . . . . . . . . . . . . . . . .           4,225
                                                                        --------
            HOUSING                                    1.7%
      120   Continental Homes Holding Corp . . . . . . . . . . .           2,550
                                                                        --------
            INDUSTRIAL EQUIPMENT                       1.3%
      200   Starsight Telecast, Inc. . . . . . . . . . . . . . .           1,875
                                                                        --------
            LEISURE                                    0.9%
      100   Carmike Cinemas, Inc . . . . . . . . . . . . . . . .           1,268
                                                                        --------
            MEDICAL SUPPLIES                           2.6%
       80   Safeskin Corp. . . . . . . . . . . . . . . . . . . .           3,900
                                                                        --------
            POLLUTION CONTROL                          4.3%
      200   U.S. Filter Corp . . . . . . . . . . . . . . . . . .           6,350
                                                                        --------
            RESTAURANTS                                7.8%
      100   Apple South. . . . . . . . . . . . . . . . . . . . .           1,350
       50   CKE Restaurants  . . . . . . . . . . . . . . . . . .           1,800
      200   Cooker Restaurant Corp . . . . . . . . . . . . . . .           2,326
      230   Lone Star Steakhouse & Saloon. . . . . . . . . . . .           6,152
                                                                        --------
                                                                          11,628
            RESTAURANT EQUIPMENT                       4.5%
      300   Turbochef, Inc.  . . . . . . . . . . . . . . . . . .           6,638
            RETAIL                                     9.9%
      200   Bed Bath & Beyond, Inc . . . . . . . . . . . . . . .           4,850
      100   North Face, Inc. . . . . . . . . . . . . . . . . . .           1,926
      200   OfficeMax Inc. . . . . . . . . . . . . . . . . . . .           2,125
      200   Tyco Toys, Inc . . . . . . . . . . . . . . . . . . .           2,351
      100   U.S.Office Products Co . . . . . . . . . . . . . . .           3,412
                                                                        --------
                                                                          14,664
            SEMICONDUCTOR CAPITAL EQUIPMENT            1.2%
      100   Advanced Technology Material . . . . . . . . . . . .           1,725
            TECHNOLOGY                                18.6%
      100   Applied Magnetics Corp . . . . . . . . . . . . . . .           2,988
      100   Cabletron Systems. . . . . . . . . . . . . . . . . .           3,325
       50   Cisco Systems, Inc . . . . . . . . . . . . . . . . .           3,181
       50   Compaq Computer. . . . . . . . . . . . . . . . . . .           3,712
       80   Computer Associates Intl . . . . . . . . . . . . . .           3,980
      100   Insight Enterprises, Inc . . . . . . . . . . . . . .           2,800
      200   LTX Corp . . . . . . . . . . . . . . . . . . . . . .           1,175
      200   Retix. . . . . . . . . . . . . . . . . . . . . . . .           1,350
      100   Tech Data Corp . . . . . . . . . . . . . . . . . . .           2,737
      125   Veritas DGC, Inc . . . . . . . . . . . . . . . . . .           2,313
                                                                        --------
                                                                          27,561
            TELECOMMUNICATIONS                         0.7%
       40   Worldcom, Inc. . . . . . . . . . . . . . . . . . . .           1,042
                                                                        --------

TOTAL INVESTMENTS (COST  $111,691)*                   81.0%              120,181
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET)                    19.0%               28,223
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%             $148,404
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


* AGGREGATE COST FOR FEDERAL TAX PURPOSES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                          THE INTERNATIONAL GROWTH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996

                                                                          VALUE
   SHARES                                                               (NOTE 1)
   ------                                                               --------
            COMMON STOCKS                             58.4%
            SWITZERLAND                              13.31%
       10   Stratec Holding. . . . . . . . . . . . . . . . . . .         $12,964
                                                                        --------
            FINLAND                                   4.46%
      250   Benefon. . . . . . . . . . . . . . . . . . . . . . .           4,347
                                                                        --------
            HONG KONG                                 5.86%
   22,500   Joyce Boutique . . . . . . . . . . . . . . . . . . .           5,702
                                                                        --------
            SWEDEN                                   10.62%
      250   Nobel Biocare  . . . . . . . . . . . . . . . . . . .           4,403
      500   Investment AB Bure . . . . . . . . . . . . . . . . .           5,944
                                                                        --------
                                                                          10,347
                                                                        --------
            DENMARK                                  11.20%
      250   Inwear Group . . . . . . . . . . . . . . . . . . . .          10,911
                                                                        --------
            ENGLAND                                   7.36%
    1,550   Victrex PLC. . . . . . . . . . . . . . . . . . . . .           7,171
                                                                        --------
            UNITED STATES                             5.55%
      300   Pfeiffer Vacuum Tech-SP ADR. . . . . . . . . . . . .           5,401
                                                                        --------

TOTAL INVESTMENTS (COST  $53,749)*                    58.4%               56,843
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET)                    41.6%               40,543
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%              $97,386
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* AGGREGATE COST FOR FEDERAL TAX PURPOSES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                        THE GLOBAL STRATEGIC INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996

                                                                          VALUE
FACE VALUE                                                              (NOTE 1)
----------                                                              --------
            UNITED STATES DOLLAR BOND                 39.4%
   450,000  U.S. Treasury Note
              5.250% due 1/31/01                                        $436,218

            GERMAN DEUTSCHE MARK BOND                 23.5%
   350,000  Deutschland Republic
              8.000% due 7/22/02                                         259,631

            JAPANESE YEN BOND                          9.0%
11,400,000  JAPAN - 184 (10 Year Issue)
              2.900% due 12/20/05                                        100,024

TOTAL INVESTMENTS (COST  $820,322)*                   71.9%              795,873
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET)                    28.1%              310,824
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%           $1,106,697
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

 NUMBER                                                 CONTRACT         MARKET
   OF                                                    VALUE           VALUE
CONTRACTS                                                 DATE          (NOTE 1)
---------                                               --------        --------
FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY
   100,000  Netherlands Guilder  . . . . . . . . . .    01/28/97         $57,980
17,404,074  Japanese Yen . . . . . . . . . . . . . .    01/28/97         150,976
 3,800,000  Spanish Peseta . . . . . . . . . . . . .    01/28/97          29,257
77,200,008  Italian Lira . . . . . . . . . . . . . .    01/28/97          50,789
 1,100,000  Belgian Franc  . . . . . . . . . . . . .    01/28/97          34,752
   400,000  French Franc . . . . . . . . . . . . . .    01/28/97          77,203
   100,000  Swedish Krona. . . . . . . . . . . . . .    01/28/97          14,700

--------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $417,104)                                              $415,657
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 NUMBER                                                 CONTRACT         MARKET
   OF                                                    VALUE           VALUE
CONTRACTS                                                 DATE          (NOTE 1)
---------                                               --------        --------
FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL
   177,916  United States  Dollar. . . . . . . . . .    01/28/97        $177,916

TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $177,558)                                              $177,916
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* AGGREGATE COST FOR FEDERAL TAX PURPOSES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                     THE GLOBAL INTERACTIVE / TELECOMM PORTFOLIO
                     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996

                                                                         VALUE
   SHARES                                                               (NOTE 1)
   ------                                                               --------
            COMMON STOCKS                             67.8%
            CANADA                                     2.7%
      500   British Columbia Telecomm. . . . . . . . . . . . . .         $10,825
                                                                        --------
            GREAT BRITAIN                              5.8%
    2,000   Flextech PLC . . . . . . . . . . . . . . . . . . . .          23,303
                                                                        --------
            FOREIGN                                    2.2%
      500   Havas S.A. Spons, ADR. . . . . . . . . . . . . . . .           8,752
                                                                        --------
            UNITED STATES                             60.6%
            BROADCASTING, MEDIA & RADIO                7.2%
      500   The News Corporation, Ltd., ADR. . . . . . . . . . .          10,437
      500   Time Warner, Inc . . . . . . . . . . . . . . . . . .          18,751
                                                                        --------
                                                                          29,188
            CABLE                                     10.4%
      450   Home Shopping Network. . . . . . . . . . . . . . . .          10,688
    1,000   Comcast Corp, Class A. . . . . . . . . . . . . . . .          17,625
      400   Viacom Inc Class A . . . . . . . . . . . . . . . . .          13,801
                                                                        --------
                                                                          42,114
                                                                        --------
            COMMUNICATION SERVICES                     4.9%
      500   Comsat Corp. . . . . . . . . . . . . . . . . . . . .          12,312
    1,000   Rogers Communications, Class B . . . . . . . . . . .           7,375
                                                                        --------
                                                                          19,687
                                                                        --------
            DIVERSIFIED                               13.1%
      300   Sony Corp., ADR. . . . . . . . . . . . . . . . . . .          19,687
    1,450   Gaylord Entertainment. . . . . . . . . . . . . . . .          33,168
                                                                        --------
                                                                          52,855
                                                                        --------
            ENTERTAINMENT                              3.8%
    1,000   Intl. Family Entertainment . . . . . . . . . . . . .          15,500
                                                                        --------
            MISCELLANEOUS                             12.7%
      400   Santa Anita Realty Entertainment . . . . . . . . . .          10,500
    1,000   United International Holding, Class A. . . . . . . .          12,250
    1,000   Liberty Media Group, Class A . . . . . . . . . . . .          28,562
                                                                        --------
                                                                          51,312
                                                                        --------
            TELECOMMUNICATIONS                        37.1%
      300   BCE, Inc . . . . . . . . . . . . . . . . . . . . . .          14,326
      300   Bell Atlantic. . . . . . . . . . . . . . . . . . . .          19,425
      500   Century Telephone Enterprises. . . . . . . . . . . .          15,438
    1,500   Rogers Cantel Mobile, Class B. . . . . . . . . . . .          29,062
      300   Telephone Data Systems . . . . . . . . . . . . . . .          10,875
    1,000   Ackerly Communications . . . . . . . . . . . . . . .          11,751
    1,000   Renaissance Communications . . . . . . . . . . . . .          35,750
    1,000   Tele-Communications Inc Ser. . . . . . . . . . . . .          13,062
                                                                        --------
                                                                         149,689

TOTAL INVESTMENTS (COST  $400,284)*                   67.8%              403,225
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET)                    32.2%              191,090
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%             $594,315
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* AGGREGATE COST FOR FEDERAL TAX PURPOSES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

The Palladian Trust

Notes to Financial Statements

1.  ORGANIZATION

The Palladian Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company organized as a Massachusetts business trust. As of the date of this report the Trust had five managed investment portfolios that commenced operations: Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio and Global Interactive/Telecomm Portfolio. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) and advisers to the Portfolios and their affiliates.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION: Domestic and foreign portfolio securities, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers.

Long-term debt securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, long-term debt securities having a maturity of sixty days or less may be valued at amortized cost. Debt securities with a maturity date at time of purchase of 60 days or less are valued at amortized cost which approximates fair value.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by, or under the direction of the Board of Trustees.

FOREIGN CURRENCY. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into

U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Foreign exchange fluctuation's effect on investments is included in net gain/(loss) on securities transactions in the Statement of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency transactions. Unrealized gains and losses of securities, which result from changes in forward currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolios and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade is included in realized gain/(loss) from investment securities sold.

FORWARD FOREIGN CURRENCY CONTRACTS. All portfolios may enter into forward foreign currency contracts. Foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price.
The Portfolios may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Portfolios' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Portfolios have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Portfolios have acquired or hedged through currency contracts at December 31, 1996. Forward foreign currency contracts that have been offset with different counterparties are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Portfolios' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Portfolios as an unrealized gain or loss. When the contract is closed or delivery is taken, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FEDERAL INCOME TAXES. Each Portfolio of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Portfolio of the Trust, except the Growth Portfolio, has complied and intends to continue to comply with the provisions of Sub Chapter M of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all or substantially all federal income taxes.

The Growth Portfolio did not comply with certain provisions of Sub Chapter M of the Internal Revenue Code. However, since the Growth Portfolio is in a net loss position, no income tax has been accrued at December 31, 1996. The Growth Portfolio intends to comply in future years.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid quarterly for all portfolios. Net realized capital gains, if any, are distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period.

EXPENSES. The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to a Portfolio are charged to a Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios based upon the relative net assets of each Portfolio.

ORGANIZATION EXPENSE. Organization expense were deferred and are being amortized by each Portfolio on a straight-line basis over a five-year period from commencement of operations. Each Portfolio's organizational fees payable includes fees and expenses payable to PAI totaling $141,828, which were divided equally among the Portfolios. The amount paid by the Trust on any redemption by PAI or, any other then-current holder of the organizational seed capital shares ("Initial Shares") of the Portfolio, will be reduced by a portion of any unamortized organization expenses of the Portfolio determined by the proportion of the number of the Initial Shares of the Portfolio redeemed to the number of the Initial Shares of the Portfolio outstanding after into account any prior redemptions of the Initial Shares of the Portfolio.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives $1,500 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust. For the quarter ending December 31, 1996 the Trust incurred $16,500 in Trustee fees, which was prorated to each portfolio.

3. MANAGER, PORTFOLIO ADVISOR, PORTFOLIO MANAGERS, ADMINISTRATION FEES AND OTHER TRANSACTIONS.

Palladian Advisors, Inc. ("PAI") provides general supervision over the Trust, recommends investment advisors to serve as portfolio managers, assesses their performance and makes periodic reports to the Trust. In performing these responsibilities, PAI relies upon Tremont Partners, Inc. as Portfolio Advisor. PAI, not the Trust, pays the fees of the Portfolio Advisor

The Trust and PAI have entered into portfolio management agreements with various Portfolio Managers. The Portfolio Managers for the Portfolios are as follows:
GAMCO Investors, Inc. serves as the Portfolio Manager for The Value Portfolio and The Global Interactive/Telecomm Portfolio; Stonehill Capital Management, Inc. serves as the Portfolio Manager of The Growth Portfolio; Bee & Associates Incorporated serves as the Portfolio Manager of The International Growth Portfolio, and Fischer Francis Trees & Watts serves as the Portfolio Manager of The Global Strategic Income Portfolio.

Each Portfolio pays an overall management fee, computed and accrued daily and paid monthly, based on its average daily net assets. For the first twelve months of operations, the management fee is .80% of average net assets. After that time, the base fee will be 2.0%, but may vary between 0% and 4% depending on the performance of a Portfolio compared to that of an appropriate benchmark. Each Portfolio Manager will receive 80% of the fee, and PAI will receive the remaining 20%. PAI is responsible for paying the fee of Tremont, which equals 32.5% of the fee received by PAI.

Investors Bank & Trust Company provides transfer agency, portfolio accounting and custody services for the Trust. The transfer agency and portfolio accounting fees are the greater of $40,000 or .05% of net assets for the first $600 million and .03% of the net assets in excess of $600 million. Custody fees are separated between domestic and global.

Western Capital Financial Group, Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Trust. The Distributor does not currently charge any fees for servicing in this capacity.

Certain officers of the Trust are also officers of PAI and the Distributor.

An individual, together with certain affiliated entities, owns a majority interest in the parent company of Tremont. The individual is also an officer of GAMCO Investors, Inc. selected by Tremont to provide investment advisory services to two Portfolios of the Trust.

An officer of the Distributor is also an officer of PAI, and a trustee and officer of the Trust. An officer of PAI is also a trustee and officer of the Trust.

4. PURCHASES AND SALES OF SECURITIES. The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year period ending December 31, 1996 were as follows:

    Portfolio                       Purchases         Sales
    ---------                       ---------         -----
    Value                           $1,108,875        $506,966
    Growth                          $945,895          $834,937
    International Growth            $104,657          $54,690
    Global Strategic Income         $2,038,929        $1,668,243
    Global Telecomm/Interactive     $758,380          $360,983

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government Securities, excluding short-term investments, for the period ending December 31, 1996 were as follows:

    Portfolio                       Purchases         Sales
    ---------                       ---------         -----
    Global Strategic Income         $451,688          ------

The aggregate gross unrealized appreciation, aggregate gross unrealized depreciation, net unrealized appreciation (depreciation), and cost of all securities as computed on Federal income tax basis, at December 31, 1996 for each portfolio is as follows:

    Portfolio                       Appreciation      (Depreciation)
    ---------                       ------------      --------------
    Value                           $76,082           $(24,106)
    Growth                          $13,407           $(4,917)
    International Growth            $5,763            $(2,670)
    Global Strategic Income         $0                $(24,448)
    Global Telecomm/Interactive     $32,144           $(29,203)

    Portfolio                       Net               Cost
    ---------                       ---               ----
    Value                           $51,976           $651,443
    Growth                          $8,490            $111,691
    International Growth            $3,250            $53,749
    Global Strategic Income         ($36,223)         $820,322
    Global Telecomm/Interactive     $2,939            $400,284

5. EXPENSE LIMITATION AND CAPITAL INFUSION. Under terms approved by the Board of Trustees of the Portfolios, PAI agreed to waive fees and reimburse expenses from September 11, 1996 through December 31, 1997 that would cause the Portfolios' ratio of non-management fee expenses to average net assets to exceed specified rates (Value, and Growth - 0.70%; International Growth, Global Strategic Income, and Global Interactive/Telecomm - 1.20%). Thereafter through December 31, 1999, the Portfolios are required to reimburse PAI for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Portfolios' ratio of non-management fee expenses to average net assets to exceed the specified rates. Through December 31, 1996, the fees waived and expenses reimbursed for each Portfolio that are subject to reimbursement to PAI are as follows:

    Portfolio                          Amount
    ---------                          ------
    Value                              $40,166
    Growth                             $26,018
    International Growth               $23,053
    Global Strategic Income            $46,749
    Global Interactive/Telecomm        $33,568

PAI has acknowledged that, upon termination of the Investment Management Agreement between PAI and the Portfolios, the Portfolios would not be liable to PAI for any waived or reimbursed fees which have not been reimbursed. Under the terms of the Agreement, the Board of Trustees or the Portfolios shareholders may terminate the Agreement at any time upon 60 days notice.

In addition, on September 24, 1996 PAI agreed to voluntarily contribute capital to each of Portfolios as follows:

    Portfolio                          Amount
    ---------                          ------
    Value                              $51,907
    Growth                             $49,230
    International Growth               $34,947
    Global Strategic Income            $52,077
    Global Interactive/Telecomm        $40,662

The amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations set forth above from the period from the inception of the Portfolios to September 10, 1996. PAI received no shares of beneficial interest or other consideration in exchange for these contributions. These capital contributions resulted in an increase to paid capital for each Portfolio.

                                     [LETTERHEAD]


                          REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of The Palladian Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio and Global Interactive /Telecomm Portfolio (five portfolios of the Palladian Trust and collectively the "Portfolios"), as of December 31, 1996, and the related statements of operations, statement of changes in net assets and financial highlights for the period from February 1, 1996 (commencement of operations) to December 31, 1996 except for International Growth Portfolio which is for the period from March 26, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of the Portfolios as of December 31, 1996, the results of their operations, their changes in net assets and their financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                            /s/ COOPERS & LYBRAND L.L.P.

                                            COOPERS & LYBRAND L.L.P.

Los Angeles, California
February 27, 1997


Coopers & Lybrand L.L.P. is a member of Coopers & Lybrand International, a Swiss limited liability association.